SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 30, 2005


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-17072                  11-2844247
         --------                   -------                  ----------
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)


100 SWEENEYDALE AVENUE, BAY SHORE, NEW YORK                     11706
-------------------------------------------                     -----
(Address of principal executive offices)                      (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
       (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------
Item 1.02   Termination of a Material Definitive Agreement.
            ----------------------------------------------
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
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Item 3.02   Unregistered Sales of Equity Securities.
            ---------------------------------------
Item 3.03   Material Modification to Rights of Security Holders.
            ---------------------------------------------------
Item 5.01   Change in Control of Registrant.
            -------------------------------

     On June 30, 2005, Windswept Environmental Group, Inc. sold to Laurus Master Fund, Ltd. ("Laurus") a secured convertible note in the principal amount of $5,000,000 (the "Laurus Note"), pursuant to a Securities Purchase Agreement and related agreements. Windswept also issued to Laurus (a) a twenty-year option to purchase 30,395,179 shares of common stock of Windswept at a purchase price of $0.0001 per share (the "Laurus Option") and (b) a seven-year common stock purchase warrant to purchase 13,750,000 shares of common stock of Windswept at a purchase price of $0.10 per share (the "Laurus Warrant"). Windswept and Laurus have agreed to customary terms and conditions, including, but not limited to the registration, within 135 days from the date of closing, of shares of Windswept's common stock issuable upon (a) conversion of the Laurus Note, (b) exercise of the Laurus Option and (c) exercise of the Laurus Warrant (together, the "Laurus Issuances"). To ensure that Windswept will have a sufficient number of authorized and unissued and unreserved shares of common stock to issue all shares of common stock contemplated pursuant to the Laurus Issuances, Michael O'Reilly, who is the president and chief executive officer and a director of Windswept, and the Series A Preferred Stockholders, one of whom is also a director of Windswept, have agreed to propose and vote in favor of an amendment to Windswept's Certificate of Incorporation to sufficiently increase the number of authorized shares at Windswept's next annual shareholders meeting to be held by December 2005. In addition, Mr. O'Reilly, the Series A Preferred Stockholders and Anthony P. Towell, one of the directors of Windswept, have entered into lock-up agreements with Laurus that prohibit a disposition of their shares of common stock of Windswept and any and all related derivative securities until the earlier of (a) the repayment in full of the Laurus Note or (b) June 30, 2010.

     The principal amount of the Laurus Note is repayable at the rate of $156,250 per month together with accrued but unpaid interest, commencing on November 1, 2005. Such amounts must be paid in shares of common stock if the following conditions are satisfied: (a) the average closing price of the common stock for the five (5) trading days immediately preceding an amortization date is greater than 110% of the fixed conversion price and (b) the amount of the related payment does not exceed thirty percent (30%) of the aggregate dollar trading volume of the common stock for the period of twenty-two trading days immediately preceding such amortization date. If condition (a) is met but condition (b) is not, then Laurus shall convert only such portion that satisfies condition (b). Any amount not paid in shares shall be payable in cash at the rate of 103% of the amount owed. None of these amounts may be paid in shares of common stock, however, if (1) the common stock (a) has not been registered under an

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effective  registration  statement  under  the  Securities Act of 1933 or (b) is not otherwise covered by an exemption under the Securities Act or (2) Windswept is in default of the Laurus Note. The secured convertible term note may be prepaid by Windswept in cash by paying the holder 103% of the principal amount, plus accrued interest. Interest is payable monthly and accrues commencing July 1, 2005 at the prime rate plus 2%, with a minimum rate of 7.25%. Windswept's obligations under the Laurus Note are collateralized by all of Windswept's assets. The holder of the Laurus Note may convert all or a portion of such note, together with interest and fees thereon at any time into shares of common stock at an initial conversion price of $0.09, subject to adjustments in connection with any reclassification, stock splits, combinations, dividends or additional stock issuances made to persons other than Laurus. Upon an issuance of shares of the common stock of Windswept below the conversion price, the initial conversion price of the Laurus Note will be reduced to such issuance price.

         Windswept's agreements with Laurus provide that Laurus generally may not convert debt or exercise warrants to the extent that such conversion or exercise would result in Laurus, together with its affiliates, beneficially owning more than 4.99% of the number of outstanding shares of the common stock of Windswept at the time of conversion or exercise (unless such limitation is suspended upon the occurrence of an "event of default" or upon 75 days prior written notice to Windswept). As part of the agreements with Laurus, Laurus has a right of first refusal to provide additional financing to Windswept and has until March 27, 2006 to provide up to $1,300,000 of additional convertible debt financing to Windswept on the same terms and conditions as the Laurus Note.

         The aggregate proceeds received by Windswept were used (a) to repay $2,750,000 to Spotless Plastics, consisting of approximately $2,650,000 in principal and $100,000 in interest, in satisfaction of the Promissory Note, dated November 16, 2001 issued by Windswept to Spotless (the "Original Spotless Note"), and (b) to pay transaction expenses. These transaction expenses include
(a) $1,750,000 to Laurus as a transaction fee, (b) $171,250 to Laurus Capital Management, L.L.C. for its management and due diligence fees, (c) $2,000 to Loeb & Loeb, LLP for its escrow fee, and (d) other transactional fees, including the fees for the insurance policies obtained by Windswept and its advisors' and professional fees incurred in connection with this transaction, which aggregates to approximately $600,000. Windswept also issued a subordinated secured promissory note to Spotless (the "Spotless Note") in the principal amount of $500,000, bearing interest at LIBOR plus 1%. Under the Spotless Note, amortized payments of $50,000 per month become due and payable beginning July 1, 2007 until all amounts due thereunder are fully paid, so long as Windswept is not in default on the Laurus Note. The Spotless Note, together with the $2,750,000 payment to Spotless referred to above, fully satisfied all financial obligations of Windswept to Spotless.

         In connection with Windswept's transaction with Laurus, Windswept and Spotless terminated their Account Receivable Finance Agreement, dated February 5, 2004, as amended (the "ARFA"), except with respect to Windswept's obligation to continue to collect and remit payment of accounts receivable that Spotless purchased under the ARFA. As of June 30, 2005, Spotless was due payment for purchased accounts receivable in the amount of $158,469.13 (the "Purchased Accounts Receivable"). As part of the transactions, Spotless assigned an account


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receivable with a balance of $189,196.82 to Windswept and Windswept agreed to pay this amount to Spotless no later than June 30, 2006.

         On June 30, 2005, Spotless sold 15,469,964 shares of common stock of Windswept to Michael O'Reilly, Windswept's president and chief executive officer, in consideration for a non-recourse ten-year balloon promissory note in the principal amount of $120,500 issued to Spotless, bearing interest at LIBOR plus 1%. Spotless surrendered its remaining 45,865,143 shares to Windswept for cancellation. Windswept issued an option exercisable at $0.09 per share to Mr. O'Reilly to purchase 15,469,964 shares of the common stock of Windswept. The Employment Agreement calls for a base salary of $285,000 per year and a bonus equal to 2.5% of Windswept's pre-tax income (as that term is defined in the Employment Agreement). Agreements between each of the Company and Spotless and Mr. O'Reilly pursuant to which he had the right to sell to Windswept, and in certain circumstances to Spotless, all shares of the common stock of Windswept held by him upon the occurrence of certain events, were terminated. In connection with Windswept's transaction with Laurus, Windswept obtained $3,000,000 worth of key man life insurance on the life of Mr. O'Reilly and other insurance policies, such as account receivable credit insurance. Mr. O'Reilly has also (a) issued a personal guarantee to Laurus for $3,250,000 of the Laurus Note and (b) agreed to personally guarantee Windswept's bonding obligations.

         On June 30, 2005, Windswept also issued ten-year options exercisable at $0.09 per share to its Series A Preferred Stockholders, including Dr. Kevin Phillips, one of Windswept's directors, to purchase an aggregate of 500,000 shares of its common stock in consideration for their agreement to (1) postpone the mandatory redemption of their Series A Preferred Stock from February 2007 until the earlier of (i) six months after the repayment of the Laurus Note or
(ii) June 30, 2010; and (2) defer receipt of dividend payments on the Series A Preferred Stock due on and after June 30, 2005.

         All of the securities were sold in private offerings pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended.

        On July 11, 2005, Laurus preliminarily indicated a willingness to lend Windswept an additional $350,000 for working capital on substantially the same terms as the Laurus Note. No assurance can be given that this or any other additional funding will be consummated.

Item 4.01         Changes in Registrant's Certifying Accountant.

            On June 30, 2005, Windswept's audit committee approved the dismissal of Deloitte & Touche, LLP as independent accountants to Windswept and appointed Massella & Associates, CPA, PLLC as independent accountants to Windswept. Deloitte & Touche's report on the financial statements of Windswept for the fiscal years ended June 29, 2004 and July 1, 2003 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Deloitte & Touche's report for the fiscal year ended June 29, 2004 included a reference to a substantial doubt about Windswept's ability to continue as a going concern. In connection with the audit for the fiscal years ended July 1, 2003 and June 29, 2004 and the subsequent interim period through June 30, 2005, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which

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disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their report on the financial statements for such year.

            There were no reportable events or disagreements with Deloitte & Touche to report as defined in Regulation S-K Item 304(a)(l)(v).

         Windswept provided Deloitte & Touche with a copy of the foregoing disclosures and requested Deloitte & Touche to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Deloitte & Touche's response letter dated July 11, 2005, is attached as exhibit 16 to this Form 8-K.

            Prior to the appointment of Massella & Associates, CPA, PLLC, neither Windswept nor anyone on behalf of Windswept had consulted with Massella & Associates, CPA, PLLC during Windswept's two most recent fiscal years or for the fiscal year 2005 through June 28, 2005 in any matter regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Windswept's financial statements, and neither was a written report nor oral advice provided to Windswept that Deloitte & Touche concluded was an important factor considered by Windswept in reaching a decision as to the accounting, auditing or financial reporting; or (ii) any matter which was the subject of either a disagreement or a reportable event, as each are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
            --------------------------------------------------------------------

         Messrs. John Bongiorno, Ronald Evans and Brian Blythe (together, the "Spotless Director Nominees") have resigned as directors of Windswept. Mr. Peter Wilson has resigned as chairman and as one of the directors, and Mr. Charles L. Kelly, Jr. has resigned as Windswept's chief financial officer and as one of the directors. In addition, Mr. Joseph Murphy has resigned as Windswept's Vice President of Finance and Administration and Secretary. Spotless has agreed to provide Mr. Murphy's services to Windswept during a six-month transitional process for a fee of $5,000 per month and a payment of $25,000 to Mr. Murphy at the end of the transitional period. Windswept is in the process of searching for a chief financial officer and a person to fill the positions vacated by Messrs. Kelly and Murphy. In addition, a release agreement was entered into by and among Windswept, Spotless, and its wholly owned subsidiary Windswept Acquisition Corporation, the Spotless Director Nominees and Mr. Murphy.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

     10.1 Securities Purchase Agreement, dated June 30, 2005 (the "Closing Date"), by and between Windswept and Laurus (previously filed).

     10.2 Secured Convertible Term Note, dated the Closing Date, issued by Windswept to Laurus (previously filed).


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     10.3   Option, dated the Closing Date, issued by Windswept to Laurus
            (previously filed).

     10.4 Common Stock Purchase Warrant, dated the Closing Date, issued by Windswept to Laurus (previously filed).

     10.5 Master Security Agreement, dated the Closing Date, by and among Windswept, Trade-Winds Environmental Restoration Inc.
            ("Trade-Winds"), North Atlantic Laboratories, Inc.
            ("North Atlantic") and Laurus (previously filed).

     10.6 Option to purchase 15,464,964 shares of common stock dated the Closing Date, issued by Windswept to Michael O'Reilly
            (previously filed).

     10.7 Option to purchase 250,000 shares of common stock, dated the Closing Date, issued by Windswept to Dr. Kevin Phillips (previously filed).

     10.8 Option to purchase 250,0000 shares of common stock, dated the Closing Date, issued by Windswept to Gary Molnar
            (previously filed).

     10.9 Forebearance and Deferral Agreement, dated the Closing Date, by and among Windswept, Michael O'Reilly, the Series A Preferred Stockholders and Laurus (previously filed).

     10.10 Transition Services Agreement, dated the Closing Date, by and between Spotless Plastics (USA) and Windswept (previously filed).

     10.11 Bonding Support Letter from Michael O'Reilly to Windswept and Laurus (previously filed).

     10.12 Registration Rights Agreement, dated the Closing Date, by and between Windswept and Laurus (previously filed).

     10.13 Stock Pledge Agreement, dated the Closing Date, by and among Windswept, Trade-Winds, North Atlantic and Laurus (previously filed).

     10.14 Subsidiary Guaranty, dated the Closing Date, from Trade-Winds and North Atlantic to Laurus (previously filed).

     10.15 Employment Agreement, dated the Closing Date, between Windswept and Michael O'Reilly (previously filed).

     10.16 Security Agreement, dated the Closing Date, between Windswept and Spotless Plastics (USA) Inc. (previously filed).

     10.17 Security Agreement, dated the Closing Date, between Trade-Winds and Spotless (previously filed).

     10.18 Security Agreement, dated the Closing Date, between North Atlantic and Spotless (previously filed).

     10.19 Amendment No. 1 to the Account Receivable Finance Agreement, dated the Closing Date, by and among Windswept, Trade-Winds and Spotless (previously filed).

     10.20 Termination Agreement, dated the Closing Date, by and between Trade-Winds and Spotless (previously filed).

     10.21 Termination Agreement, dated the Closing Date, by and between North Atlantic and Spotless (previously filed).

     10.22 Termination Agreement, dated the Closing Date, by and between Windswept and Spotless (previously filed).

     10.23 Release, dated the Closing Date, by and among Windswept, Spotless, Peter Wilson, John Bongiorno, Ronald Evans, Charles L. Kelly, Jr., Brian Blythe and Joseph Murphy (previously filed).

     10.24 Funds Escrow Agreement, dated the Closing Date, by and among Windswept, Laurus and Loeb & Loeb LLP, as escrow agent (previously filed).

     10.25 Secured Promissory Note, dated the Closing Date, issued by Windswept to Spotless in the principal amount of $500,000 (previously filed).

     10.26 Subordination Agreement, dated the Closing date, by and between Spotless and Laurus, acknowledged by Windswept (previously filed).

     10.27 Account Receivable Sale Agreement, dated the Closing Date, by and among Spotless, Windswept and Trade-Winds (previously filed).

     16 Letter, dated July 11, 2005, from Deloitte & Touche, LLP to the Securities and Exchange Commission (filed herewith).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                 By: /s/ Michael O'Reilly
                                     -----------------------------------------
                                     Michael O'Reilly, Chief Executive Officer


Date:    July 11, 2005